                                                                    EXHIBIT 99.3

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of June 16, 2006
(this "Agreement"), is entered into between KeyBank National Association (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Wachovia Bank, National
Association ("Wachovia") and KeyCorp Real Estate Capital Markets, Inc. ("KRECM")
as master servicers (each, in such capacity, a "Master Servicer"), KRECM as special servicer (in such capacity, the "Special Servicer") and LaSalle Bank
National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of June 16, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), KeyBanc
Capital Markets, a Division of McDonald Investments Inc. ("McDonald
Investments"), Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co.
Incorporated ("Morgan Stanley"; Merrill Lynch, Countrywide Securities, McDonald
Investments, Goldman Sachs and Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of June 16,
2006 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$406,157,047 (the "KeyBank Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The KeyBank Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $1,841,447,787 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on June 28, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 97.78243% of the
KeyBank Mortgage Loan Balance as of the Cut-off Date, plus (ii) $1,747,597, which amount represents the amount of interest accrued on the KeyBank Mortgage
Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser hereby directs the Seller to deliver, and the Seller shall deliver, the Closing Date Deposit (in the amount of $101,620) to the applicable Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the applicable Master Servicer by wire transfer of immediately available funds.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The Mortgage Loan Schedule, as it
may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

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            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-2, Commercial Mortgage
      Pass-Through Certificates, Series 2006-2, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
      Assignment of Leases (if such item is a document separate from the
      Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-2, Commercial Mortgage Pass-Through
      Certificates, Series 2006-2 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-2, Commercial Mortgage
      Pass-Through Certificates, Series 2006-2, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor

                                        3

      of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-2, Commercial Mortgage
      Pass-Through Certificates, Series 2006-2 (or, in the case of a Loan
      Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-2,
      Commercial Mortgage Pass-Through Certificates, Series 2006-2, and in its
      capacity as lead lender on behalf of the holder of the related Non-Trust
      Loan(s)), or in blank;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-2, Commercial Mortgage Pass-Through Certificates, Series 2006-2, as
      assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
      National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-2, Commercial Mortgage Pass-Through
      Certificates, Series 2006-2, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan;

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            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii)  if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor
      Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the
Seller to the applicable Master Servicer (or, at the direction of such Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee

                                        5

briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an

                                        6

      event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will

                                        7

      constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)     If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master
Servicer for deposit into its Collection Account any Substitution Shortfall
Amount in connection therewith; provided, however, that, unless the Document
Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document
Defect or Breach will

                                        8

be cured within the additional 90-day period; and provided, further, that no
Document Defect (other than with respect to the Specially Designated Mortgage
Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to

                                        9

which there is any uncured Document Defect or Breach known to the Seller, the
Seller shall provide, once every ninety days, the officer's certificate to the
Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage
Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the

                                       10

related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any)
required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or
REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and

                                       11

the Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4.  Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any

                                       12

administrative decree or order to which it is subject if compliance therewith is necessary (1) ensure the enforceability of this Agreement or (2) for the
Purchaser to perform its duties and obligations under this Agreement or (C)
constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

                                       13

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of June 16, 2006, among the Seller, Countrywide Commercial Real Estate Finance, Inc., Merrill
Lynch Mortgage Lending, Inc., the Purchaser, the Underwriters and the Initial
Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents.  The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer;

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller

                                       14

in this Agreement are true and correct in all material respects at and as of the
Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the
Free Writing Prospectus, as of the Time of Sale or as of the Closing Date,
included or include any untrue statement of a material fact relating to the
Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the
Prospectus Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the
Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 (as contained in each of the June 8, 2006 Free Writing
Prospectus and the June 15, 2006 Free Writing Prospectus) thereto, entitled
"Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder),

                                       15

Annex C to the Free Writing Prospectus, entitled "Structural and Collateral Term
Sheet" (insofar as the information contained in Annex C relates to the Mortgage
Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free
Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex
A-2 and/or Annex B), and the following sections of the Free Writing Prospectus
(only to the extent that any such information relates to the Seller or the
Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of
Offering Prospectus--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary
of Offering Prospectus--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool" and "Transaction Participants--The Sponsors".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans"
(insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus
Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage
Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus
Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of
Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool" and "Transaction Participants--The Sponsors".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated June
8, 2006 (the "June 8, 2006 Free Writing Prospectus"), and relating to the
Publicly-Offered Certificates, as supplemented and amended by that certain free writing prospectus (the first two (2) pages of which are attached hereto as
Schedule III) distributed to potential investors in the Publicly-Offered
Certificates on June 15, 2006 (the "June 15, 2006 Free Writing Prospectus"),
which free

                                       16

writing prospectus consists of a revised version of Annex A-1 to the June 8,
2006 Free Writing Prospectus;

            "Memorandum" means the confidential Private Placement Memorandum dated June 16, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated May 5 , 2006.

            "Prospectus Supplement" means the prospectus supplement dated June
16, 2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means June 16, 2006, at 2:30 p.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the articles of association and bylaws of the Seller, and (iii) a certificate of corporate existence of the
Seller issued by the Office of the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7.  Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable

                                       17

to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset
Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if
established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv)
the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9.  Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d)
of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return

                                       18

receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party

                                       19

that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the

                                       20

property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                               SELLER
                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Clay M. Sublett
                                   ---------------------------------------------
                                   Name:  Clay M Sublett
                                   Title: Authorized Official

                               PURCHASER
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.

                               By: /s/ David M. Rodgers
                                   ---------------------------------------------
                                   Name:  David M. Rodgers
                                   Title: Executive Vice President
                                          Chief Officer in Charge of Commercial
                                          Mortgage Securitization

                    KEYBANK MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

KeyBank National Association
c/o KeyBank Real Estate Capital
911 Main Street, Suite 1500
Kansas City, Missouri 64105
Attention: Clay M. Sublett
Telecopy No.: (816) 221-8848

with a copy to:

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114
Attention: Robert C. Bowes
Telecopy No.:(216) 689-5681

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations
Facsimile No.: 212-449-7684

and with a copy to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) June 1, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage
Loan, (ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the
Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a
Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental

                                       I-4

investigation conducted in connection with the origination of the related
Mortgage Loan related to asbestos-containing materials and lead-based paint),
(a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting
ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan

                                       I-5

require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the
Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the

                                       I-6

equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types.
Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such
Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the
Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such

                                       I-7

Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                                       I-8

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the

                                       I-9

      lessee that is susceptible to cure by the mortgagee under such Ground
      Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in

                                      I-10

connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under

                                      I-11

law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the

                                      I-12

provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected,
or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, there
exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational

                                      I-13

documents further provide, or which entity represented in the related Mortgage
Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such
Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly
payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i)
the rate at which such ARD Loan accrues interest will increase by at least two
(2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in

                                      I-14

representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the

                                      I-15

possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each
Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable
Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed,
in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof,and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

                                      I-16

the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal
Practice" as adopted by the Appraisal Standards Board of the Appraisal
Foundation, all as in effect on the date the Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                   [Attached]

REPRESENTATION 2 / OWNERSHIP OF MORTGAGE LOANS:

      A third party is entitled to a correspondent fee with respect to each of the following Mortgage Loans:

      10026989         Hungrybrook Shopping Center
      10029591         Centennial Hanford
      10029801         The Promontory Office Park
      10029811         Chestnut Hill Apartments
      10029812         Lakes of Olentangy Apartments
      10029813         Eastpointe Lakes Apartments
      10029824         Pioneer Plaza
      10029872         Dublin Plaza
      10029874         Genoa Square
      10029961         Citrus Heights Office Building
      10030273         Shaw's Supermarket
      10030491         Crown Plaza
      10030712         135th & Hemlock Retail Building

REPRESENTATION 4 / LIEN; VALID ASSIGNMENT:

      With respect to Loan No. 10030058/Carriage Hills, the related Mortgage
Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance,
LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

REPRESENTATION 5/ASSIGNMENT OF LEASES AND RENTS:

      With respect to Loan No. 10030058/Carriage Hills, the related Mortgage
Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance,
LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The related Assignment of Leases secures both the Mortgage Loan
(with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

REPRESENTATION 8/TITLE INSURANCE:

      With respect to Loan No. 10030058/Carriage Hills, the related Mortgage
Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance,
LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The Mortgage and title insurance policy are each in the amount of the sum of the principal balances of the Mortgage Loan and the corresponding subordinate "B Loan".

REPRESENTATION 10/MORTGAGE PROVISIONS:

      With respect to Loan No. 10029591/Commercial Hanford, terrorism coverage not required if cost is commercially unreasonable.

      With respect to Loan No. 10030171/Marketplace of Matteson, terrorism coverage is not required to the extent the premium for such coverage exceeds
$50,000 annually.

      With respect to Loan No. 10030336/Peoria Crossing II, the related Mortgage
Loan documents provide that the related borrower is required to maintain insurance coverage for acts of terrorism if such coverage is commercially reasonable for properties similar to the related Mortgaged Property; provided, however, that the related borrower will not be required to maintain such terrorism coverage if (i) borrower confirms in writing that it will protect and hold the mortgagee harmless from losses associated with terrorism risks by, among other things, depositing with the mortgagee sums sufficient to pay all uninsured costs related to a restoration following any act of terrorism, or prepaying the related Mortgage Loan in accordance with the provisions of the related Mortgage Loan documents (including payment of applicable prepayment consideration), and (ii) the indemnitor for the related Mortgage Loan executes a guaranty pursuant to which such indemnitor guarantees payment of all losses associated with terrorism risks and such indemnitor maintains a specified net worth and a specified loan to value ratio for all properties in which such entity has a direct or indirect ownership interest.

REPRESENTATION 12/ENVIRONMENTAL CONDITIONS:

      With respect to Loan No. 10027329/Uxbridge CVS, a Phase I environmental site assessment conducted on the Mortgaged Property indicated the presence of an oil storage tank on the eastern portion of the Mortgaged Property from approximately 1903 to 1925 and historical records indicated that a gas station was previously operated on a portion of the Mortgaged Property. Because of a lack of additional information regarding the oil storage tank and the gas station, the Phase I environmental site assessment recommended a subsurface investigation. The Seller chose not to have a subsurface investigation conducted, because CVS, the tenant, had agreed to take possession of and lease the Mortgaged Property without exception for the potential environmental conditions.

      With respect to Loan No. 10029872/ Dublin Plaza, a drycleaner has been operated at the Mortgage Property since approximately 1983. Accordingly, the
Phase I environmental site assessment recommended a Phase II investigation to evaluate whether the drycleaner has impacted the Mortgaged Property. The Seller chose not to conduct further investigation, relying instead on the financial wherewithal of the party providing the environmental indemnity in connection with the Mortgage Loan.

REPRESENTATION 14/INSURANCE:

      The casualty policy for Loan No. 10030273 / Shaw's Supermarket excludes coverage for acts of terrorism.

      The casualty policy for Loan No. 10029385 / Hartville Giant Eagle Center and Green Giant Eagle Supercenter does not name the holder of the related
Mortgage as a loss payee, does not contain a standard mortgagee clause for the benefit of the holder of the related Mortgage and does not provide that it is not terminable (or that the amount of coverage can be reduced) without ten (10)
days prior written notice to mortgagee. The Mortgage Loan documents contain an assignment of the insurance proceeds in favor of the holder of the related
Mortgage.

REPRESENTATION 18/MATERIAL LEASEHOLD ESTATE:

      The following exceptions are taken for Loan No. 10029712/Power Self
Storage Ventura:

      Representation (i): The fee interest is subject to an unsubordinated first mortgage lien arising from a 1923 trust indenture encumbering all property of the fee owner, Southern California Edison. The Title Policy issued by Chicago
Title Insurance Company insures Lender against loss sustained by reason of enforcement or attempted enforcement of such mortgage lien, including foreclosure or acceptance of deed in lieu of foreclosure.

      Representation (iii): Upon foreclosure, Mortgagor's interest in the Ground
Lease is assignable without consent of the lessor. Thereafter, it is assignable by the mortgagee if mortgagee is the purchaser at such foreclosure sale, but any subsequent transfer or transfer by a third party purchaser at a foreclosure sale does require Lessor's consent.

REPRESENTATION 23/OTHER MORTGAGE LIEN:

      With respect to Loan No. 10030058/Carriage Hills, the related Mortgage
Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance,
LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

      With respect to Loan No. 10029691/Rivergate Business Center the Mortgaged
Property is encumbered with a mortgage lien that is subordinate to the Mortgage
Loan. The subordinate lien holder has executed a subordination agreement in favor of the holder of the related Mortgage.

REPRESENTATION 27/CROSS-COLLATERALIZATION:

      With respect to Loan No. 10030058/Carriage Hills the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance,
LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

REPRESENTATION 28/RELEASES OF MORTGAGED PROPERTIES:

      Loan No. 10029385/Hartville Giant Eagle Center and Green Giant Eagle
Supercenter permits the unconditional release of an improved parcel to which
Seller did not give any material value in underwriting the Mortgage Loan.

REPRESENTATION 34/DUE ON SALE:

      With respect to Loan No. 10030336/Peoria Crossing II, Lender shall not withhold its consent to a transfer of greater than 49% of the direct or indirect ownership interests in the related Mortgagor provided such transfer is to a
"qualified entity" (i.e. an entity with a net worth of $25 million or more, with sufficient experience in the ownership and management of properties similar to the Mortgaged Property) and, if required or requested by the rating agencies, delivery of a substantive non-consolidation opinion with respect to any party acquiring more than 49% of the ownership interests in the related Mortgagor.

      Loan Nos. 10029216/Claremore Medical Arts Plaza and 10029217/Denton
Medical Office Building each permit the transfer of the Mortgaged Property, or the transfer of equity interests in the related Mortgagor, to a newly formed special purpose entity owned by specified parties.

      Loan No. 10029691/Rivergate Business Center permits the transfer within
180 days of the loan closing, of up to 72.75% of the membership interests in the related Mortgagor in the aggregate, provided there is no change in the managing member of Mortgagor.

REPRESENTATION 37/TAX PARCEL:

      With respect to Loan No. 10030171/Marketplace of Matteson, the tax lot of
the Mortgaged Property includes a small parcel of tax exempt property owned by the City of Matteson.

      With respect to Loan No. 10029138/Waterfall Shoppes, a portion of the
Mortgaged Property, which is the subject of a ground lease, is in a tax parcel which includes other property. The related borrower must escrow for taxes for all property included in the tax parcel and a non-recourse carveout was added for losses relating to the failure of the applicable portion of the Mortgaged
Property to constitute a separate tax parcel.

REPRESENTATION 42/SERVICING RIGHTS:

      A third party is entitled to a correspondent fee with respect to each of the following Mortgage loans:

      10026989         Hungrybrook Shopping Center
      10029591         Centennial Hanford
      10029801         The Promontory Office Park
      10029811         Chestnut Hill Apartments
      10029812         Lakes of Olentangy Apartments
      10029813         Eastpointe Lakes. Apartments
      10029824         Pioneer Plaza
      10029872         Dublin Plaza
      10029874         Genoa Square
      10029961         Citrus Heights Office Building
      10030273         Shaw's Supermarket
      10030491         Crown Plaza
      10030712         135th & Hemlock Retail Building

REPRESENTATION 47/OPERATING STATEMENTS:

      With respect to Loan No. 11510740/Marathon Plaza, annual rent rolls, financial statements and income and expense statements are required, and lender may request quarterly income and expense statements.

      With respect to Loan Nos. 10029811/Chestnut Hill Apartments,
10029812/Lakes of Olentangy Apartments, 10029813/Eastpointe Lake Apartments,
10029872/Dublin Plaza, 10029874/Genoa Square and 10030273/Shaw's Grocery, the
Mortgage Loan documents do not require the delivery of an annual financial statement of the related Mortgagor, but do require the delivery of an annual balance sheet of the related Mortgagor and an annual operating statement with respect to the Mortgaged Property.

REPRESENTATION 53/ORIGINATION OF MORTGAGE LOANS:

      Loan No. 11510740/Marathon Plaza was originated by Golden Rule Insurance
Company and subsequently acquired by Seller.

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
       WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

None.

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

None.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

                                                                           PROPERTY
 LOAN #   PROPERTY NAME                                       ORIGINATOR   TYPE           STREET ADDRESS
-----------------------------------------------------------------------------------------------------------------------------------

    8     Chestnut Hill Apartments                            Key          Multifamily    4610 Weatherford Lane
   10     Oak Hill Apartments                                 Key          Multifamily    6601 Oak Hill Circle
   18     Highlands Plaza                                     Key          Retail         15 & 25 Roberts Drive & 605 Foundry Street
   22     Marketplace of Matteson Shopping Center             Key          Retail         4200-4330 West Lincoln Highway
   28     Lakes of Olentangy Apartments                       Key          Multifamily    396 Summerwind Lane
   29     Giant Eagle Portfolio                               Key          Retail         Various
  29.01   Hartville Center - Giant Eagle                      Key          Retail         855-907 West Maple Street
  29.02   Green Giant Eagle                                   Key          Retail         1700 Corporate Woods Parkway
   30     Oasis of Bermuda Dunes Apartments                   Key          Multifamily    79090 42nd Avenue
   34     Denton Medical Office                               Key          Office         3000 I-35 East, Building 200
   38     Dublin Plaza                                        Key          Retail         225-373 West Bridge Street
   39     Harbor Plaza Shopping Center                        Key          Retail         4928 Point Fosdick Drive NW
   41     Cedar - Pennsboro Commons Shopping Center           Key          Retail         308 East Penn Drive
   45     Eastpointe Lake Apartments                          Key          Multifamily    509 Waterside View Drive
   52     Rivergate Business Center                           Key          Office         600 Broadway Street
   54     Northwest Kinetics Building                         Key          Office         3615 Pacific Avenue
   59     Centennial Hanford Shopping Center                  Key          Retail         186-208 North 12th Avenue
   64     The Promontory Office Park                          Key          Office         406, 408,412,414 and 416 Higuera Street
   65     Claremore Medical Arts Plaza                        Key          Office         1507 North Florence Avenue
   66     Roseland Shopping Center                            Key          Retail         46509, 46663 & 46719 Hayes Road
   68     Shaw's Supermarket                                  Key          Retail         820 Waterbury-Stowe Road
   69     Roseville Office                                    Key          Office         300 Harding Boulevard
   71     Waterfall Shoppes                                   Key          Retail         5070, 5088, & 5110 28th Street SE
   78     Pioneer Plaza                                       Key          Retail         2210 South Fielder Road
   80     Crown Plaza Office                                  Key          Office         2730 Gateway Oaks Drive
   81     Eastgate Village                                    Key          Multifamily    776 Old State Route 74
   83     Slauson Self Storage                                Key          Self Storage   11701 Slauson Avenue
   84     Power Self Storage - Ventura                        Key          Self Storage   1661 South Victoria Avenue
   96     Hupps Mill Plaza                                    Key          Retail         2219 Wilborn Avenue
   98     Power Self Storage - Long Beach                     Key          Self Storage   2506 and 2507 Atlantic Avenue
   102    Hungarybrook Shopping Center                        Key          Retail         1200-1300 Concord Avenue
   104    Carriage Hills Apartments                           Key          Multifamily    5601 Calmar Drive
   105    Gateway Plaza                                       Key          Retail         9430-9532 East Whittier Boulevard
   111    The Storage Center - Baton Rouge                    Key          Self Storage   6536 Florida Boulevard
   118    Genoa Square Shopping Center                        Key          Retail         5275 & 5803 Maxtown Road
   123    Woodridge Apartments                                Key          Multifamily    1895 & 1935 H Street
   124    Chandler Gateway Retail Center                      Key          Retail         1020 North 54th Street
   125    Extra Space of Pico Rivera                          Key          Self Storage   9612 Beverly Boulevard
   129    Uxbridge CVS                                        Key          Retail         323 North Main Street and Hartford Avenue
   135    Pinebrook Tower Apartments                          Key          Multifamily    1235-1331 Shaffer Drive
   136    Kings Crossing Place                                Key          Retail         2855 West Lake Houston Parkway
   137    Park Plaza Town Center Building 10                  Key          Retail         26705 Aliso Creek Road
   140    Carnegie Corporate Plaza                            Key          Mixed Use      6180 and 6190 Cochran Road
   146    Compass Group Building                              Key          Industrial     4808 Chesapeake Drive
   147    Verizon Wireless & Mens Warehouse Retail Center     Key          Retail         19222 Gulf Freeway
   150    Citrus Heights Office                               Key          Office         7745 Greenback Lane
   154    Hemlock Shops                                       Key          Retail         8150-8180 West 135th Street
   155    Tiffin Rite-Aid                                     Key          Retail         530 West Market Street
   159    Peoria Crossings Phase II                           Key          Retail         9280 and 9282 West Northern Avenue
   162    Talpier Davis Retail                                Key          Retail         3200 Trindle Road
   177    Marathon Plaza                                      Key          Office         8040 East Morgan Trail
   176    The Commons at Royal Palm Beach                     Key          Retail         551-553 North State Road 7

                                                                                CUT-OFF DATE      ORIGINAL        MONTHLY P&I DEBT
  LOAN #   CITY                   COUNTY                  STATE      ZIP CODE   BALANCE ($)      BALANCE ($)         SERVICE ($)
------------------------------------------------------------------------------------------------------------------------------------

    8      Columbus               Franklin                OH     43230              29,675,000      29,675,000           173,363.81
    10     Rensselaer             Rensselaer              NY     12144              25,456,595      25,480,000           146,275.32
    18     Easton                 Bristol                 MA     02375              18,000,000      18,000,000           100,066.65
    22     Matteson               Cook                    IL     60443              16,800,000      16,800,000            73,360.00
    28     Lewis Center           Delaware                OH     43035              14,136,000      14,136,000            79,819.76
    29     Various                Various                 OH     Various            14,055,000      14,055,000            86,996.63
  29.01    Hartville              Stark                   OH     44632               8,986,573       8,986,573
  29.02    Green                  Summit                  OH     44685               5,068,427       5,068,427
    30     Bermuda Dunes          Riverside               CA     92203              13,971,234      14,000,000            79,227.15
    34     Denton                 Denton                  TX     76210              12,690,000      12,690,000            77,722.31
    38     Dublin                 Franklin                OH     43017              12,000,000      12,000,000            68,965.17
    39     Gig Harbor             Pierce                  WA     98335              11,988,302      12,000,000            67,084.38
    41     Enola                  Cumberland              PA     17025              11,505,393      11,540,000            65,450.47
    45     Blacklick              Franklin                OH     43004              11,050,000      11,050,000            62,394.48
    52     Kansas City            Jackson                 MO     64105              10,200,000      10,200,000            63,668.09
    54     Tacoma                 Pierce                  WA     98418               9,991,247      10,000,000            58,611.64
    59     Hanford                Kings                   CA     93230               9,891,245       9,900,000            57,773.71
    64     San Luis Obispo        San Luis Obispo         CA     93401               8,775,241       8,800,000            51,466.27
    65     Claremore              Rogers                  OK     74017               8,603,000       8,603,000            52,690.71
    66     Shelby Township        Macomb                  MI     48315               8,477,339       8,500,000            55,443.07
    68     Waterbury              Washington              VT     05672               8,400,000       8,400,000            48,328.62
    69     Roseville              Placer                  CA     95678               8,100,000       8,100,000            38,188.13
    71     Grand Rapids           Kent                    MI     49512               7,800,000       7,800,000            45,568.25
    78     Arlington              Tarrant                 TX     76013               7,500,000       7,500,000            44,629.31
    80     Sacramento             Sacramento              CA     95833               7,400,000       7,400,000            45,082.88
    81     Cincinnati             Clermont                OH     45245               7,393,671       7,400,000            43,797.44
    83     Santa Fe Springs       Los Angeles             CA     90670               7,300,000       7,300,000            45,709.74
    84     Ventura                Ventura                 CA     93003               7,286,314       7,300,000            43,252.26
    96     South Boston           Halifax                 VA     24592               6,394,340       6,400,000            37,348.66
    98     Long Beach             Los Angeles             CA     90806               6,300,000       6,300,000            38,708.27
   102     Richmond               Henrico                 VA     23228               5,815,089       5,850,000            34,287.81
   104     Montgomery             Montgomery              AL     36116               5,620,000       5,620,000            34,093.22
   105     Pico Rivera            Los Angeles             CA     90660               5,600,000       5,600,000            34,116.78
   111     Baton Rouge            East Baton Rouge        LA     70806               5,200,000       5,200,000            32,152.70
   118     Westerville            Delaware                OH     43082               4,900,000       4,900,000            28,253.59
   123     Arcata                 Humboldt                CA     95521               4,732,291       4,752,000            30,096.48
   124     Chandler               Maricopa                AZ     85226               4,696,287       4,700,000            28,725.07
   125     Pico Rivera            Los Angeles             CA     90660               4,513,000       4,513,000            26,136.30
   129     Uxbridge               Worcester               MA     01569               4,455,802       4,475,000            25,831.30
   135     Lorain                 Lorain                  OH     44053               4,082,706       4,100,000            23,900.45
   136     Houston                Harris                  TX     77339               4,047,615       4,055,000            24,363.94
   137     Aliso Viejo            Orange                  CA     92656               3,800,000       3,800,000            21,983.03
   140     Solon                  Cuyahoga                OH     44139               3,560,000       3,560,000            22,035.43
   146     Charlotte              Mecklenburg             NC     28216               3,332,122       3,338,000            20,379.28
   147     Friendswood            Harris                  TX     77546               3,301,000       3,301,000            19,495.03
   150     Citrus Heights         Sacramento              CA     95610               3,000,000       3,000,000            18,141.11
   154     Overland Park          Johnson                 KS     66223               2,850,000       2,850,000            16,613.73
   155     Tiffin                 Seneca                  OH     44883               2,829,802       2,835,000            16,979.03
   159     Glendale               Maricopa                AZ     85305               2,593,000       2,593,000            12,662.48
   162     Camp Hill              Cumberland              PA     17011               2,400,000       2,400,000            15,536.67
   177     Scottsdale             Maricopa                AZ     85258               1,840,788       2,025,000            15,898.51
   176     Royal Palm Beach       Palm Beach              FL     33411               1,847,625       1,850,000            11,885.67

               ANNUAL P&I DEBT      INTEREST         PRIMARY            MASTER             TRUSTEE AND          SUB SERVICIN
  LOAN #         SERVICE ($)         RATE %       SERVICING FEE      SERVICING FEE       PAYING AGENT FEE         FEE RATE
-------------------------------------------------------------------------------------------------------------------------------

    8                2,080,365.72       5.7600              0.030              0.020                  0.0012
    10               1,755,303.84       5.6000              0.030              0.020                  0.0012
    18               1,200,799.80       5.3100              0.030              0.020                  0.0012
    22                 880,320.00       5.2400              0.030              0.020                  0.0012
    28                 957,837.12       5.4500              0.030              0.020                  0.0012
    29               1,043,959.56       6.3000              0.030              0.020                  0.0012
  29.01
  29.02
    30                 950,725.80       5.4700              0.030              0.020                  0.0012
    34                 932,667.72       6.2000              0.030              0.020                  0.0012
    38                 827,582.04       5.6100              0.030              0.020                  0.0012
    39                 805,012.56       5.3600              0.030              0.020                  0.0012
    41                 785,405.64       5.4900              0.030              0.020                  0.0012
    45                 748,733.76       5.4500              0.030              0.020                  0.0012
    52                 764,017.07       6.3800              0.030              0.020                  0.0012
    54                 703,339.68       5.7900              0.030              0.020                  0.0012
    59                 693,284.52       5.7500              0.030              0.020                  0.0012
    64                 617,595.24       5.7700              0.030              0.020                  0.0012
    65                 632,288.52       6.2000              0.030              0.020                  0.0012
    66                 665,316.84       6.1300              0.030              0.020                  0.0012
    68                 579,943.44       5.6200              0.030              0.020                  0.0012
    69                 458,257.50       5.5800              0.030              0.020                  0.0012
    71                 546,819.00       5.7600              0.030              0.020                  0.0012
    78                 535,551.72       5.9300              0.030              0.020                  0.0012
    80                 540,994.56       6.1500              0.030              0.020                  0.0012
    81                 525,569.28       5.8800              0.030              0.020                  0.0012
    83                 548,516.88       6.4100              0.030              0.020                  0.0012
    84                 519,027.12       5.8900              0.030              0.020                  0.0012
    96                 448,183.92       5.7500              0.030              0.020                  0.0012
    98                 464,499.24       6.2300              0.030              0.020                  0.0012
   102                 411,453.72       5.7900              0.030              0.020                  0.0012
   104                 409,118.64       6.1100              0.030              0.020                  0.0012
   105                 409,401.36       6.1500              0.030              0.020                  0.0012
   111                 385,832.40       6.2900              0.030              0.020                  0.0012
   118                 339,043.08       5.6400              0.030              0.020                  0.0012
   123                 361,157.76       5.8200              0.030              0.020                  0.0012
   124                 344,700.84       6.1800              0.030              0.020                  0.0012
   125                 313,635.60       5.6800              0.030              0.020                  0.0012
   129                 309,975.60       5.6500              0.030              0.020                  0.0012
   135                 286,805.40       5.7400              0.030              0.020                  0.0012
   136                 292,367.28       6.0200              0.030              0.020                  0.0012
   137                 263,796.36       5.6700              0.030              0.020                  0.0012
   140                 264,425.16       6.3000              0.030              0.020                  0.0012
   146                 244,551.36       6.1700              0.030              0.020                  0.0012
   147                 233,940.36       5.8600              0.030              0.020                  0.0012
   150                 217,693.32       6.0800              0.030              0.020                  0.0012
   154                 199,364.76       5.7400              0.030              0.020                  0.0012
   155                 203,748.36       5.9900              0.030              0.020                  0.0012
   159                 151,949.80       5.8600              0.030              0.020                  0.0012
   162                 186,440.04       6.0500              0.030              0.020                  0.0012
   177                 190,782.12       8.2000              0.030              0.020                  0.0012
   176                 142,628.04       5.9700              0.030              0.020                  0.0012

                           NET                                      MONTHLY
            ADMIN.       MORTGAGE                                   PAYMENT                     MATURITY/      AMORT
  LOAN #     FEE %        RATE %         ACCRUAL TYPE     TERM        DATE       REM. TERM       ARD DATE      TERM     REM. AMORT
------------------------------------------------------------------------------------------------------------------------------------

    8         0.0612        5.69880    Actual/360          120         1            119            5/1/2016     360         360
    10        0.0512        5.54880    Actual/360          120         1            119            5/1/2016     360         359
    18        0.0512        5.25880    Actual/360          120         1            118            4/1/2016     360         360
    22        0.0512        5.18880    30/360              120         1            117            3/1/2016      0           0
    28        0.0612        5.38880    Actual/360          120         1            117            3/1/2016     360         360
    29        0.0512        6.24880    Actual/360          120         1            120            6/1/2016     360         360
  29.01
  29.02
    30        0.0512        5.41880    Actual/360          120         1            118            4/1/2016     360         358
    34        0.0512        6.14880    Actual/360          120         1            120            6/1/2016     360         360
    38        0.0712        5.53880    Actual/360          120         1            119            5/1/2016     360         360
    39        0.0512        5.30880    Actual/360          120         1            119            5/1/2016     360         359
    41        0.0512        5.43880    Actual/360          120         1            117            3/1/2016     360         357
    45        0.0612        5.38880    Actual/360          120         1            117            3/1/2016     360         360
    52        0.0512        6.32880    Actual/360          121         1            121            7/1/2016     360         360
    54        0.0512        5.73880    Actual/360          120         1            119            5/1/2016     360         359
    59        0.1012        5.64880    Actual/360          120         1            119            5/1/2016     360         359
    64        0.1012        5.66880    Actual/360          120         1            117            3/1/2016     360         357
    65        0.0512        6.14880    Actual/360          120         1            120            6/1/2016     360         360
    66        0.0512        6.07880    Actual/360          120         1            118            4/1/2016     300         298
    68        0.0712        5.54880    Actual/360          120         1            119            5/1/2016     360         360
    69        0.0512        5.52880    Actual/360          120         1            117            3/1/2016      0           0
    71        0.0512        5.70880    Actual/360          120         1            120            6/1/2016     360         360
    78        0.1012        5.82880    Actual/360          120         1            119            5/1/2016     360         360
    80        0.1012        6.04880    Actual/360          120         1            119            5/1/2016     360         360
    81        0.0512        5.82880    Actual/360          120         1            119            5/1/2016     360         359
    83        0.0512        6.35880    Actual/360          120         1            120            6/1/2016     360         360
    84        0.0512        5.83880    Actual/360          120         1            118            4/1/2016     360         358
    96        0.0512        5.69880    Actual/360          120         1            119            5/1/2016     360         359
    98        0.0512        6.17880    Actual/360          120         1            120            6/1/2016     360         360
   102        0.1012        5.68880    Actual/360          84          1             78           12/1/2012     360         354
   104        0.0512        6.05880    Actual/360          120         1            120            6/1/2016     360         360
   105        0.0512        6.09880    Actual/360          121         1            121            7/1/2016     360         360
   111        0.0512        6.23880    Actual/360          120         1            120            6/1/2016     360         360
   118        0.0712        5.56880    Actual/360          120         1            119            5/1/2016     360         360
   123        0.0512        5.76880    Actual/360          120         1            117            3/1/2016     300         297
   124        0.0512        6.12880    Actual/360          120         1            119            5/1/2016     360         359
   125        0.0512        5.62880    Actual/360          120         1            117            3/1/2016     360         360
   129        0.0512        5.59880    Actual/360          120         1            116            2/1/2016     360         356
   135        0.0512        5.68880    Actual/360          120         1            116            2/1/2016     360         356
   136        0.0512        5.96880    Actual/360          120         1            118            4/1/2016     360         358
   137        0.0512        5.61880    Actual/360          120         1            118            4/1/2016     360         360
   140        0.0512        6.24880    Actual/360          121         1            121            7/1/2016     360         360
   146        0.0512        6.11880    Actual/360          120         1            118            4/1/2016     360         358
   147        0.0512        5.80880    Actual/360          120         1            118            4/1/2016     360         360
   150        0.1012        5.97880    Actual/360          120         1            119            5/1/2016     360         360
   154        0.1012        5.63880    Actual/360          120         1            119            5/1/2016     360         360
   155        0.0512        5.93880    Actual/360          120         1            118            4/1/2016     360         358
   159        0.0512        5.80880    30/360              60          1             59            5/1/2011      0           0
   162        0.0512        5.99880    Actual/360          120         1            120            6/1/2016     300         300
   177        0.0512        8.14880    30/360              180         1            110            8/1/2015     300         230
   176        0.0512        5.91880    Actual/360          120         1            119            5/1/2016     300         299

                                                                                  ARD
  LOAN #     TITLE TYPE           ARD LOAN                                      STEP UP
--------------------------------------------------------------------------------------------------------------------------

    8        Fee
    10       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
    18       Fee
    22       Fee
    28       Fee
    29       Fee
  29.01      Fee
  29.02      Fee
    30       Fee
    34       Leasehold          Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
    38       Fee
    39       Fee
    41       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
    45       Fee
    52       Fee
    54       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
    59       Fee
    64       Fee
    65       Leasehold          Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
    66       Fee
    68       Fee
    69       Fee
    71       Fee/Leasehold
    78       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
    80       Fee
    81       Fee
    83       Fee
    84       Leasehold
    96       Fee
    98       Fee
   102       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
   104       Fee
   105       Fee
   111       Fee
   118       Fee
   123       Fee
   124       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
   125       Fee
   129       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
   135       Fee
   136       Fee
   137       Fee
   140       Fee
   146       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
   147       Fee
   150       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
   154       Fee
   155       Fee                Yes           Greater of: (i) Initial Interest Rate plus 2% or (ii) Treasury Rate plus 2%.
   159       Fee
   162       Fee
   177       Fee
   176       Fee

                                                                PARTIAL
              ENVIRONMENTAL       CROSS     CROSS              DEFEASANCE    LETTER OF                LOCKBOX
  LOAN #        INSURANCE       DEFAULTED   COLLATERALIZED      ALLOWED       CREDIT                    TYPE
--------------------------------------------------------------------------------------------------------------------------

    8              No
    10             No                                                                     None at Closing, Springing Hard
    18             No
    22             No
    28             No
    29             No
  29.01            No
  29.02            No
    30             No
    34             No                                                                     None at Closing, Springing Hard
    38             No
    39             No
    41             No                                                                     None at Closing, Springing Hard
    45             No
    52             No
    54             No                                                                     None at Closing, Springing Hard
    59             No
    64             No
    65             No                                                                     None at Closing, Springing Hard
    66             No
    68             No
    69             No
    71             No
    78             No                                                                     None at Closing, Springing Hard
    80             No
    81             No
    83             No                                                                     Hard
    84             No
    96             No                                                       Yes
    98             No
   102             No                                                                     None at Closing, Springing Hard
   104             No
   105             No                                                       Yes
   111             No
   118             No
   123             No
   124             No                                                                     None at Closing, Springing Hard
   125             No
   129             No                                                                     Hard
   135             No
   136             No
   137             No
   140             No
   146             No                                                       Yes           Hard
   147             No
   150             No                                                                     None at Closing, Springing Hard
   154             No
   155             No                                                       Yes           Hard
   159             No
   162             No
   177             No
   176             No

                              UPFRONT           UPFRONT         UPFRONT          UPFRONT           UPFRONT          UPFRONT
              HOLDBACK      ENGINEERING          CAPEX           TI/LC            RE TAX            INS.             OTHER
  LOAN #       AMOUNT       RESERVE ($)       RESERVE ($)     RESERVE ($)      RESERVE ($)       RESERVE ($)      RESERVE ($)
--------------------------------------------------------------------------------------------------------------------------------

    8                                                                                230,538
    10                             430,000           3,667                            57,703           24,589
    18           613,000                                                                 467            8,015           663,000
    22                                                                                77,602
    28                                               4,700                            57,374
    29                                             115,000          100,000                             3,167
  29.01
  29.02
    30                                               2,334                             7,695           37,441
    34                                               1,280                            68,250           17,916
    38                                                 874            2,500          139,422

    45                                               4,200                            75,554
    52                                               3,060            9,000           73,003           36,556         2,030,000
    54                                                                                   620            4,258           160,000
    59                                                 904            2,778                            16,279
    64                                                 772                                              4,104
    65                                                 730                                16           16,877
    66                                               1,179            6,850           30,161           10,621
    68                                                                                                                3,250,000
    69                                                 683                                                              225,000
    71                              68,663                                            34,639            2,110
    78                                              48,213          150,000           66,379
    80                                                 915          400,000           22,276            3,000
    81                                               4,402                            49,502            7,104
    83           856,250                             1,232                            17,017            1,602           856,250
    84                                               1,858                             8,339           18,439
    96                                               2,167                            20,886            4,349           140,500
    98                                               1,008                             4,343            6,294
   102                              18,750                            1,858            5,448            1,957           308,600
   104                                               2,604                            16,341           10,068
   105                              22,063                                                                              255,000
   111                                                                                 1,534
   118                                                                  833           32,319
   123                              94,613           3,100                                             10,150             7,336
   124                                                 307            1,685            4,716            1,023               250
   125                                                                                 2,436

   135                                               3,500                            16,166           22,504
   136                                                 342            2,161           26,271                            160,000
   137                                                  90            1,835            1,660              732
   140                                                 996            2,000            7,046
   146                                                                                                                  150,000
   147                                                 138                            10,459
   150                                                 331              833            5,369            1,142
   154                                                                                 3,824            1,270
   155                                                                                                                   20,000

   162                                                 176                            11,664            1,559             1,875

   176                                                               35,000           13,657            8,397

              MONTHLY           MONTHLY          MONTHLY          MONTHLY          MONTHLY        MONTHLY        MONTHLY
               CAPEX             CAPEX            TI/LC            TI/LC            RE TAX          INS.          OTHER       GRACE
  LOAN #    RESERVE ($)     RESERVE CAP ($)    RESERVE ($)    RESERVE CAP ($)    RESERVE ($)    RESERVE ($)    RESERVE ($)   PERIOD
------------------------------------------------------------------------------------------------------------------------------------

    8                                                                                 46,108                                    5
    10            3,667             132,000                                           14,426          4,098                     5
    18                                                                                   156          2,004                     5
    22                                                                                77,602                                    5
    28            4,700             169,200                                           19,125                                    5
    29                              115,000                           100,000         18,791          3,167                     5
  29.01
  29.02
    30            2,334                                                                7,695          3,404                     5
    34         1,280.00                                                               13,650          2,559                     5
    38              874              31,455         2,500             120,000         23,237                                    5
    39                                                                                                                          5
    41                                                                                                                          5
    45            4,200             151,200                                           18,888                                    5
    52         3,060.42              90,000         9,000             324,000         10,429          3,199                     5
    54                                                                                   620          1,064                     5
    59              904              32,544         2,778             300,000                         1,809                     5
    64              772              27,792                                            6,610            821                     5
    65           730.00                                                                    5          2,411                     5
    66            1,179              45,000         6,850             200,000         15,081          1,770                     5
    68                                                                                                                          5
    69              683                                                                5,558                                    5
    71                                9,998                                            6,928          2,110                     5
    78                               48,213                           150,000         16,595                                    5
    80              915                                               400,000         11,138          1,500                     5
    81            4,402             158,460                                            9,900          1,015                     5
    83         1,232.00              29,568                                            5,672            801                     5
    84            1,858              54,440                                            5,036          1,676                     5
    96            2,167                                                                3,481          2,174                     5
    98            1,008              30,240                                            4,343            899                     5
   102                                              1,858              66,905          5,448            979                     5
   104         2,865.00                                                                2,724          2,014                     5
   105                                                                                                                          5
   111                                                                                   256                                    5
   118                                                833              40,000          6,464                                    5
   123            3,100                                                                3,516          2,030                     5
   124              307                             1,685                              4,716            512           250       5
   125                                                                                 2,862                                    5
   129                                                                                                                          5
   135            3,500                                                                8,083          3,215                     5
   136              342              12,327         2,161              77,802          8,757                                    5
   137               90                             1,835              66,000          1,660            366                     5
   140           995.58              35,841         2,000             216,000                         7,046                     5
   146                                                                                                                          5
   147              138                                                                3,486                                    5
   150              331              11,916           833              50,000          2,685            381                    10
   154                                                                 39,453          3,824            254                     5
   155                                                                                                                          5
   159                                                                                                                          5
   162           176.00                                                                2,026            390                     5
   177                                                                                                                          5
   176                                                                 35,000          2,276            700                     5

                                  SCHEDULE III

          FIRST TWO PAGES OF THE JUNE 15, 2006 FREE WRITING PROSPECTUS

                                   [Attached]